March 8, 2009

Alexander & Baldwin, Inc.
822 Bishop Street
Honolulu, Hawaii  96813

Gentlemen:

Reference is made to the Note Purchase and Private Shelf Agreement dated as of April 19, 2006, by and between Alexander & Baldwin, Inc. (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“PIM”) and each Prudential Affiliate (as defined therein) that is or may become bound by certain provisions thereof, on the other hand, as amended by a letter agreement dated April 9, 2007 (the "Agreement").

Pursuant to paragraph 11C of the Agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned and the Company hereby agree that clause (i) of paragraph 2B(2) is amended by deleting the reference therein to “the third anniversary of the date of this Agreement” and substituting therefor a reference to “the sixth anniversary of the date of this Agreement”.   The effectiveness of the foregoing is subject to the payment by the Company to PIM of a $75,000 structuring fee on or before March 9, 2009.

This letter agreement shall be governed by the law of the State of California.

If you are in agreement with the foregoing, please execute each of the enclosed counterparts of this letter agreement in the space indicated below and return one of them to Prudential Capital Group at:  Four Embarcadero Center, Suite 2700, San Francisco, CA  94111, Attention:  James F. Evert.  This letter agreement shall be effective as of the date first appearing above upon its execution and delivery by each party named as a signatory hereto.

Sincerely,

Prudential Investment Management, Inc.

By:  /s/ David Nguyen
Title:  Vice President

The Prudential Insurance
  Company of America

By:  /s/ David Nguyen
Title:  Vice President

The Prudential Life Insurance
Company, Ltd.

By:  Prudential Investment Management (Japan),
Inc., as Investment Manager

By:  Prudential Investment Management, Inc.,
As Sub-Adviser

By:  /s/ David Nguyen
Vice President

Gibraltar Life Insurance Co., Ltd.

By:  Prudential Investment Management (Japan),
Inc., as Investment Manager

By:  Prudential Investment Management, Inc.,
As Sub-Adviser

By:  /s/ David Nguyen
Vice President

Prudential Retirement Insurance
and Annuity Company

By:  Prudential Investment Management, Inc.,
As Investment Manager

By:  /s/ David Nguyen
Vice President

Acknowledged and agreed:

Alexander & Baldwin, Inc.

By:  /s/ W. Allen Doane
Title:  Chairman and Chief Executive Officer

By:  /s/ Christopher J. Benjamin
Title: Senior Vice President, Chief Financial Officer & Treasurer